                                                                                        Exhibit 10.2

                                             EDISON INTERNATIONAL
                                         2007 Executive Bonus Program

1.      PURPOSE

  The purpose of this Edison  International  2007  Executive  Bonus Program (this  "Program") is to promote the
  success  of  Edison  International,  a  California  corporation,  (the  "Corporation"),   by  motivating  the
  executives  selected  to  participate  in  this  Program  and  set  forth  in  Section  3.1  below  (each,  a
  "Participant")  to maximize the performance of the Corporation and rewarding them with cash bonuses  directly related to such  performance.  This Program is intended to provide bonuses that qualify as  performance-based compensation  within the meaning of Section 162(m)  ("Section  162(m)") of the United States Internal Revenue
  Code of 1986, as amended (the "Code").  This Program is adopted under Section 5.2 of the  Corporation's  2007
  Performance  Incentive  Plan (the "Plan") and, as set forth in Section 4.8 below,  is subject to  shareholder approval of the Plan.  Capitalized terms are defined in the Plan if not defined herein.

2.      ADMINISTRATION

  This Program shall be administered by the  Compensation and Executive  Personnel  Committee of the Board (the
  "Committee"),  which shall  consist  solely of two or more members of the Board who are  "outside  directors"
  within the meaning of Section  162(m).  Action of the Committee  with respect to the  administration  of this
  Program shall be taken pursuant to a majority vote or by the unanimous  written  consent of its members.  The
  Committee  shall have the  authority  to construe and  interpret  this  Program and any  agreements  or other
  document  relating  to  Awards  under  the  Program,   may  adopt  rules  and  regulations  relating  to  the
  administration  of this  Program,  and shall  exercise  all other  duties and powers  conferred on it by this
  Program.  Any decision or action of the Committee  within its  authority  hereunder  shall be conclusive  and binding  upon all  persons.  Neither  the Board nor the  Committee,  nor any person  acting at the  direction thereof,  shall be liable for any act, omission,  interpretation,  construction or determination made in good faith in connection with this Program (or any Award made under this Program).

3.      AWARDS

3.1     Award  Grants;  Maximum  Bonus  Amount.  Each  "Award"  granted to a  Participant  under  this  Program represents  the  opportunity  to receive a cash  payment  determined  under this Section 3 (a "Bonus"), subject to the terms and  conditions of this Program.  The maximum  amount of the Bonus payable to each
        Participant  (the "Maximum Bonus  Amount")  shall be determined by  multiplying  (i) the Bonus Pool (as defined in  Section  3.2  below),  by (ii) the  Participant's  "Bonus  Percentage"  as set forth in the following table:

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                               Bonus
       Participant           Percentage
--------------------------- -------------
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John E. Bryson                  36%
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Theodore F. Craver, Jr.         12%
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Alan J. Fohrer                  12%
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Thomas R. McDaniel              12%
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Lon Bouknight                   12%
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Polly Gault                      8%
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John R. Fielder                  8%
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        In no case,  however,  shall the amount of any Bonus exceed the  applicable  limit set forth in Section
        5.2.3 of the Plan.

3.2     Bonus  Pool.  As soon  as  practicable  after  the  end of the  Corporation's  2007  fiscal  year  (the
        "Performance  Period"),  the Committee  shall determine the amount of the  Corporation's  earnings from continuing  operations  (after  interest,  taxes,  depreciation and  amortization,  and determined on a consolidated  basis) for the Performance  Period (the "Performance  Level").  The "Bonus Pool" shall be determined by multiplying  (i) the  Performance  Level,  by (ii) one and one-half  percent  (1.5%).  No
        Participant  shall receive any payment under this Program unless and until the Committee has certified, by resolution or other  appropriate  action in writing,  that the amount of the  Performance  Level has
        been  accurately  determined in accordance  with the terms,  conditions  and limits of this Program and that any other  material  terms  previously  established  by the Committee or set forth in this Program applicable to the Award were in fact satisfied.

3.3     Committee Discretion.  Notwithstanding the foregoing provisions,  the Committee shall retain discretion to  reduce  (but  not  increase)  the  Maximum  Bonus  Amount  otherwise  payable  to any  one or  more
        Participants  pursuant to Sections  3.1 and 3.2. The  Committee  may exercise  such  discretion  on any basis it deems  appropriate  (including,  but not  limited  to,  its  assessment  of the  Corporation's performance  relative  to its  operating  or  strategic  goals for the  Performance  Period  and/or the
        Participant's  individual  performance  for such  period).  For purposes of clarity,  if the  Committee exercises its discretion to reduce the amount of any Bonus payable  hereunder,  it may not allocate the amount of such reduction to Bonuses payable to other Participants.

3.4     Payment of Bonuses.  Any Bonuses shall be paid (subject to tax withholding  pursuant to Section 4.6) as soon as practicable  following the certification of the Committee's  findings under Section 3.2 and its determination  of the final Bonus amount  (after  giving  effect to any exercise of its  discretion  to reduce Bonuses pursuant to Section 3.3).

3.5     Termination of Employment.

(a)     Except as provided in Sections  3.5(b) and 3.5(c),  in the event that a  Participant's  employment with the  Corporation and its  Subsidiaries  terminates at any time during the  Performance  Period,  the
           Participant's  Award  will  immediately  terminate  upon such  termination  of  employment,  and the
           Participant will not be entitled to any Bonus payment in respect of such Award.

(b)     Notwithstanding Section 3.5(a), in the event that a Participant's employment with the Corporation and its Subsidiaries terminates at any time during the Performance Period due to the Participant's
           Retirement, death or permanent and total disability, the Participant shall be entitled to a prorated Bonus payment with respect to his Award at the time set forth in Section 3.4.  The amount of such prorated Bonus shall be determined by multiplying (i) the amount of the Bonus determined under this Section 3 that would have been payable to the Participant but for such termination of employment, by (ii) a fraction (not greater than 1), the numerator of which is the number of weekdays in the Performance Period from January 1, 2007 through the Participant's last day of employment prior to such termination, and the denominator of which is the number of weekdays in the entire Performance Period.  For purposes of this Section 3.5, the term "Retirement" with respect to a Participant shall mean a termination of the Participant's employment on or after the first day of the month in which the Participant (A) attains age 65 or (B) attains age 61 with five
           "years of service," as that term is defined in the Edison 401(k) Savings Plan.

(c)     In the event that the Participant's employment terminates at any time during the Performance Period in circumstances not covered by Section 3.5(b) and, in connection with such termination, the
           Participant is entitled to severance benefits pursuant to the Corporation's Executive Severance
           Plan, the Participant's right to a Bonus with respect to the Performance Period shall be determined pursuant to the Corporation's Executive Severance Plan.

3.6     Adjustments.  The  Committee  shall  adjust the  Performance  Level,  Bonus  Pool and other  provisions applicable  to Awards  granted  under  this  Program  to the  extent  (if any) it  determines  that the adjustment  is necessary or advisable to preserve the intended  incentives  and benefits to reflect (1)
        any  material  change in  corporate  capitalization,  any  material  corporate  transaction  (such as a reorganization,  combination, separation, merger, acquisition, or any combination of the foregoing), or any  complete or partial  liquidation  of the  Corporation,  (2) any change in  accounting  policies or practices,  (3) the  effects of any special  charges to the  Corporation's  earnings,  or (4) any other similar special circumstances.

3.7     Change in  Control.  If a Change in Control of EIX occurs at any time  during the  Performance  Period, the  Performance  Period for all outstanding  Awards will be shortened so that the  Performance  Period will be deemed to have  ended on the last day prior to such  Change in  Control of EIX . The Bonus Pool and the Bonuses  payable with respect to each Award will be determined in accordance with the foregoing provisions of this Section 3 based on such  shortened  Performance  Period.  Such Bonuses shall be paid
        (subject to tax withholding  pursuant to Section 4.6) as soon as practicable  following the date of the
        Change in Control of EIX. For  purposes of this

        Section 3.7,  "Change in Control of EIX" shall have the
        meaning ascribed to such term in the Corporation's 2007 Long-Term Incentives Terms and Conditions.

4.      GENERAL PROVISIONS

4.1     Rights of Participants.

(a)     No Right to Continued  Employment.  Nothing in this Program (or in any other  documents  evidencing any
           Award under this Program) will be deemed to confer on any  Participant  any right to continue in the employ  of the  Corporation  or any  Subsidiary  or  interfere  in any way  with  the  right  of the
           Corporation or any Subsidiary to terminate his or her employment at any time.

(b)     Program  Not  Funded.  No  Participant  or other  person  will have any right or claim to any  specific funds,  property or assets of the Corporation by reason of any Award  hereunder.  To the extent that a Participant or other person acquires a right to receive payment  pursuant to any Award  hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

4.2     Non-Transferability  of Benefits  and  Interests.  Except as  expressly  provided by the  Committee  in accordance  with the  provisions of Section  162(m),  all Awards are  non-transferable,  and no benefit payable under this Program shall be subject in any manner to sale, transfer, anticipation,  alienation, assignment,  pledge,  encumbrance  or charge.  This Section 4.2 shall not apply to an  assignment  of a contingency  or payment due (a) after the death of a Participant  to the deceased  Participant's  legal representative  or  beneficiary  or  (b)  after  the  disability  of  a  Participant  to  the  disabled
        Participant's personal representative.

4.3     Force and Effect.  The various  provisions  herein are severable in their entirety.  Any  determination of invalidity or  unenforceability of any one provision will have no effect on the continuing force and effect of the remaining provisions.

4.4     Governing Law.  This Program will be construed under the laws of the State of California.

4.5     Construction.

(a)     Section  162(m).  It is the  intent of the  Corporation  that this  Program,  Awards and  Bonuses  paid hereunder  will  qualify  as  performance-based  compensation  or  will  otherwise  be  exempt  from deductibility  limitations  under Section 162(m).  Any provision,  application or  interpretation of this  Program  inconsistent  with this intent to satisfy the  standards  in Section  162(m) shall be disregarded.

(b)     Section  409A.  It is the intended  that Awards under this Program  qualify as  "short-term  deferrals"
           within the meaning of the guidance  provided by the Internal  Revenue  Service under Section 409A of the Code and this  Program  shall be  interpreted  consistent  with  that  intent.  Bonuses  payable pursuant  to this  Program  shall be paid by March 15, 2008 to the extent  required to qualify  such
           Bonuses as such short-term deferrals.

4.6     Tax  Withholding.  Upon the payment of any Bonus,  the  Corporation  shall have the right to deduct the amount of any federal,  state or local taxes that the  Corporation or any Subsidiary may be required to withhold with respect to such payment.

4.7     Amendment or  Termination  of Program.  The Board or the  Committee may at any time  terminate,  amend, modify or suspend this Program, in whole or in part.  Notwithstanding  the foregoing,  no amendment may be effective  without  Board and/or  shareholder  approval if such approval is necessary to comply with the applicable rules of Section 162(m).

4.8     Effective  Date.  Notwithstanding  anything  else  contained  herein  to the  contrary,  any right of a
        Participant  to receive  payment of a Bonus with respect to any Award  granted  hereunder is subject to approval of the Plan by the shareholders of the Corporation prior to December 14, 2007.